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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):  JUNE 23, 1997


                               KOALA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


        COLORADO                       0-22464                 84-1238908
(State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
    of Incorporation)                                     Identification No.)


                         11600 EAST 53RD AVENUE, BLDG D
                             DENVER, COLORADO                     80239
                   (Address of Principal Executive Offices)    (Zip Code)


Registrant's telephone number, including area code:  (303) 574-1000


                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.  ACQUISITION OF ASSETS

     On June 23, 1997, Koala Corporation (the "Company"), acquired all of the assets of Delta Play Ltd., a British Columbia corporation ("Delta") and Safeplay Designs Inc., a British Columbia corporation ("Safeplay") for the aggregate purchase price of $4,717,000, consisting of cash in the amount of $4,117,000 and $600,000 in the form of 40,000 shares of the Company's common stock, which was valued at the Nasdaq closing price on June 20, 1997. The Company funded the cash portion of the purchase price from working capital.

     Based in Vancouver, British Columbia, Canada, Delta and Safeplay manufactured custom indoor and outdoor modular play equipment. Their customer base included family entertainment centers, quick service restaurants, shopping centers and theme parks. The assets acquired by the Company from Delta and Safeplay included net working capital, fixed assets, intellectual property and molds.

     In connection with this transaction, the Company formed two subsidiary companies into which the purchased assets were transferred. The Company and its subsidiaries will continue to use the purchased assets to design, manufacture, and market modular play equipment.

     The purchase price and terms were negotiated on an arms length basis with Delta and Safeplay. No principal of Delta or Safeplay had a relationship with the Company prior to the transaction.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Business Acquired

     It is impracticable to provide the required financial statements for Delta and Safeplay at this time. The Company undertakes to file an amendment to this Current Report on Form 8-K as soon as possible, but not later than 60 days after July 8, 1997, to include the required financial statements. The Company currently anticipates that the required financial statements will be filed on or before July 31, 1997.

     (b) Pro Forma Financial Information

     It is impracticable to provide the required pro forma financial information at this time. The Company undertakes to file an amendment to this Current Report on Form 8-K as soon as possible, but not later than 60 days after July 8, 1997, to include the required pro forma financial information. The Company currently anticipates that the pro forma financial information will be filed on or before July 31, 1997.

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        (c)  Exhibits

        2.1 Agreement for Sale and Purchase of Assets dated June 23, 1997 among the Company, Delta Play Ltd., Safeplay Designs Inc., Dan Buchanan, 401566 B.C. Ltd., Steven Lee, Darci Forbes and Bonnie Buchanan, and Delta Play Company.

        4.1 Registration Rights Agreement dated June 23, 1997 between the Company and Delta Play Ltd.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     KOALA CORPORATION



Date: July 8, 1997                   By: /s/ Mark A. Betker
                                         ---------------------------------------
                                             Mark A. Betker, Chief Executive
                                             Officer